UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

PLUG POWER INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! PLUG POWER INC. 2023 Annual Meeting Vote by June 26, 2023 11:59 PM ET You invested in PLUG POWER INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 27, 2023. Get informed before you vote View the Notice, Proxy Statement and Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 13, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* June 27, 2023 10:00 AM, ET The Offices of Goodwin Procter LLP The New York Times Building 620 Eighth Avenue New York, New York 10018 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. To obtain directions to attend the meeting and vote in person, please email proxy@MackenziePartners.com. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V17280-P94876 PLUG POWER INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 V1.2

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V17281-P94876 1. Election of Class III Directors Nominees: 1b. Kyungyeol Song 2. The approval of Amendment No. 2 to the Plug Power Inc. 2021 Stock Option and Incentive Plan as described in the proxy statement. 1a. Jonathan M. Silver 3. The approval of the Plug Power Inc. 2023 Employee Stock Purchase Plan as described in the proxy statement. 4. The approval of the non-binding, advisory vote regarding the compensation of the Company’s named executive officers as described in the proxy statement. 5. The approval of the non-binding, advisory vote regarding the frequency of future non-binding, advisory votes to approve the compensation of the Company’s named executive officers. 6. The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2023. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. For For For For For For 1 Year